Shareholders Equity and Dividend Restrictions	12 Months Ended
Dec. 31, 2011
Shareholders Equity And Dividend Restrictions [Abstract]
Stockholders Equity And Dividend Restrictions [Text Block]

Note 18 — Shareholders' Equity and Dividend Restrictions

State insurance departments and foreign jurisdictions that regulate certain of the Company's subsidiaries prescribe accounting practices (which differ in some respects from GAAP) to determine statutory net income and surplus. The Company's life insurance and HMO company subsidiaries are regulated by such statutory requirements. The statutory net income for the years ended, and statutory surplus as of, December 31 of the Company's life insurance and HMO subsidiaries were as follows:

(In millions)	2011	2010	2009
Net income	$953	$1,697	$1,088
Surplus	$5,286	$5,107	$4,728

As of December 31, 2011, statutory surplus for each of the Company's life insurance and HMO subsidiaries is sufficient to meet the minimum required by regulators. As of December 31, 2011, the Company's life insurance and HMO subsidiaries had investments on deposit with state departments of insurance with statutory carrying values of $306 million. The Company's life insurance and HMO subsidiaries are also subject to regulatory restrictions that limit the amount of annual dividends or other distributions (such as loans or cash advances) insurance companies may extend to the parent company without prior approval of regulatory authorities. The maximum dividend distribution that the Company's life insurance and HMO subsidiaries may make during 2012 without prior approval is approximately $0.9 billion. Restricted net assets of the Company as of December 31, 2011, were approximately $6.9 billion. One of the Company's life insurance subsidiaries is permitted to loan up to $600 million to the parent company without prior approval.